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                                                                    EXHIBIT 99.4

                               NOTICE OF DELIVERY

                       NOTICE OF GUARANTEED DELIVERY FOR

                          POLAND COMMUNICATIONS, INC.

     This form or one substantially equivalent hereto must be used to accept the
Exchange Offer of Poland Communications, ("PCI") made pursuant to the
Prospectus, dated             , 1997 (the "Prospectus"), if certificates for
9 7/8% Senior Notes due 2003 of PCI are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach PCI prior to 5:00 p.m., New York
City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, mail or hand delivery to
                                    (the "Exchange Agent") as set forth below.
In addition, in order to utilize the guaranteed delivery procedure to tender
Series A Preferred Stock pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal must also be received by the Exchange Agent prior to
5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

      DELIVERY TO: STATE STREET BANK AND TRUST COMPANY, THE EXCHANGE AGENT

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
         By Facsimile:              By Mail, By Hand and           Confirm by Telephone:
                                     Overnight Courier:

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR
TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED
ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.
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Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to PCI the aggregate principal amount of 9 7/8% Senior Notes due 2003 set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange
Offer -- Guaranteed Delivery Procedures" section of this Prospectus.

Aggregate Principal Amount of 9 7/8% Senior Notes due 2003 Tendered:
$
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Certificate Nos. (if available):
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Aggregate Number of Shares Represented by Old Certificate(s):
$
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If 9 7/8% Senior Notes due 2003 will be delivered by book-entry transfer to The
Depository Trust Company, provide account number.

Account Number
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All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                PLEASE SIGN HERE

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
X    ------------------------------------------------- ----------------, 1997
X    ------------------------------------------------- ----------------, 1997
     Signature(s) of Owner(s) or Authorized Signatory  Date

Area Code and Telephone Number:
                               ------------------------------------
Must be signed by the holder(s) of 9 7/8% Senior Notes due 2003 as their name(s)
appear(s) on certificates for 9 7/8% Senior Notes due 2003 or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery.
If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

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
               Please Print Name(s) and Address(es)
Name(s):       -----------------------------------------------------------------------------

               -----------------------------------------------------------------------------

               -----------------------------------------------------------------------------

Capacity:      -----------------------------------------------------------------------------

Address(es):
               -----------------------------------------------------------------------------

               -----------------------------------------------------------------------------

               -----------------------------------------------------------------------------

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                                   GUARANTEE

     The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United
States, hereby guarantees that the certificates representing the shares of 9 7/8% Senior Notes due 2003 tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such 9 7/8% Senior Notes due
2003 into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer -- Guaranteed Delivery
Procedures" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than five New York Stock Exchange trading days after the date of execution hereof.

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
Name of Firm:
             --------------------------------   ------------------------------------------
                                                            Authorized Signature

Address:                                        Name:
        -------------------------------------        -------------------------------------
                                                                 (Please Type or Print)

                                                Title:
---------------------------------------------         ------------------------------------
                                     Zip Code
Area Code and
Telephone Number:                               Dated:
                 ----------------------------         ------------------------------------

NOTE: DO NOT SEND CERTIFICATES FOR 9 7/8% SENIOR NOTES DUE 2003 WITH THIS FORM. CERTIFICATES FOR 9 7/8% SENIOR NOTES DUE 2003 SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.